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    As filed with the Securities and Exchange Commission on January 31, 2000


                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                January 27, 2000


             Exact name of Registrant as specified
Commission   in its charter, address of principal     State of         I.R.S. Employer
File No.     executive offices, telephone number     Incorporation    Identification No.

1-8349       FLORIDA PROGRESS CORPORATION              Florida         59-2147112
             One Progress Plaza
             St. Petersburg, Florida 33701
             Telephone (727) 824-6400

1-3274       FLORIDA POWER CORPORATION                 Florida         59-0247770
             One Progress Plaza
             St. Petersburg, Florida 33701
             Telephone (727) 820-5151


The address of neither registrant has changed since the last report.

This combined Form 8-K represents separate filings by Florida Progress Corporation and Florida Power Corporation. Information contained herein relating to an individual registrant is filed by that registrant on its own behalf. Florida Power makes no representations as to the information relating to Florida Progress' diversified operations.


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Item 5.   Other Events

       In light of ongoing securities offerings by Florida Progress Corporation ("Florida Progress") and its subsidiaries, including Florida Power Corporation ("Florida Power") and Progress Capital Holdings, Inc., the following information is being presented pending distribution of the combined Florida Progress and Florida Power Annual Report on Form 10-K for the year ended December 31, 1999:

       Florida Progress issued an Investor News report dated January 27, 2000 reporting 1999 earnings. A copy of the Investor News report is filed herewith as Exhibit 99.

       In addition, Edward Moneypenny, Florida Progress' Senior Vice
President and Chief Financial Officer, has indicated that Florida Progress'
2000 earnings per share could be between six and seven percent over 1999's earnings of $3.18 per share, which excludes a $.03 per share gain on the sale of property. In response to an analyst's question as to whether the 6 to 7 percent growth is a long-term growth rate, Mr. Moneypenny indicated that Florida Progress' earnings growth over the next several years could be better than 5 percent.

A caution about forward looking statements

       This report contains certain forward looking statements, including projections regarding Florida Progress' earnings per share. These statements, and any other statements contained herein that are not historical facts, are forward-looking statements that are based on a series of projections and estimates regarding the economy, the electric utility business and Florida Progress' other businesses in general. Key factors that have a direct impact on the ability to attain these projections include continued annual growth in customers, the weather, successful cost containment efforts and the efficient operation of Florida Power's existing and future generating units. If these projections and estimates regarding the economy, the electric utility business and other factors differ materially from what actually occurs, or if various legal or regulatory proceedings have unfavorable outcomes, then actual results could vary significantly from the performance projected in the forward-looking statements.


Item 7.  Financial Statements and Exhibits

       (c)  Exhibits:

Exhibit Number (by
reference to Item 601
of Regulation S-K)   Description of Exhibit

99                   Florida Progress Corporation Investor News report dated
                     January 27, 2000.


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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FLORIDA PROGRESS CORPORATION

                                    FLORIDA POWER CORPORATION


                                    By: /s/ Pamela A. Saari
                                       -------------------------
                                    Pamela A. Saari
                                    Treasurer of each Registrant



Date: January 27, 2000


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                                  EXHIBIT INDEX



Exhibit No.       Description of Exhibit

99                Florida Progress Corporation Investor News report dated
                  January 27, 2000.


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